EARNINGS (LOSS) PER SHARE ("EPS" or "LPS") (Tables)	6 Months Ended
Sep. 30, 2022
EARNINGS (LOSS) PER SHARE ("EPS" or "LPS")
Schedule of computation of the basic and diluted net earnings (loss) per share

	For the Six Months Ended September 30,
	2022	2021
	USD	USD
Numerator:
Net income (loss) attributable to Akso Health Group’s shareholders	810,338	(8,916,114)

Denominator:
Weighted average number of ordinary shares outstanding-basic	68,598,050	50,675,357
Weighted average number of dilutive potential ordinary shares from share options	—	—
Weighted average number of ordinary shares outstanding-diluted	68,598,050	50,675,357
Basic earnings (loss) per common share	0.01	(0.18)
Diluted earnings (loss) per common share	0.01	(0.18)